UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement
Construction Agreements with XL Construction Corporation
On June 27, 2006, Genitope Corporation (the “Company”) entered into amendments (“Amendments”) to the two agreements (“Construction Agreements”) with XL Construction Corporation (“XL Construction”) which were entered into in December of 2005 for the construction build-out of approximately 220,000 square feet of space located in two buildings at the Ardenwood Technology Park in Fremont, California for the construction of the Company’s new manufacturing facility and corporate headquarters. The Amendments established the Guaranteed Maximum Price (as defined in the Construction Agreements) of $58.5 million to be paid by the Company to XL Construction under the Construction Agreements. In addition, the Amendments established August 4, 2006 and November 13, 2006 as the dates that work under the Construction Agreements will be substantially completed for each of the two buildings.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated by reference into this Item.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:
10.1.	Amendment No. 1, dated June 27, 2006, to the Standard Form of Agreement (AIA Document A121) between Genitope Corporation and XL Construction Corporation, dated December 19, 2005 for the building located at 6900 Dumbarton Circle, Fremont, CA.

10.2.	Amendment No. 1, dated June 27, 2006, to the Standard form of Agreement (AIA Document A121) between Genitope Corporation and XL Construction Corporation, dated December 19, 2005 for the building located at 6800 Dumbarton Circle, Fremont, CA.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Genitope Corporation

Dated: July 3, 2006	By:	/s/ John Vuko

John Vuko
Vice President, Finance and Chief Financial
Officer

Exhibit Index
10.1.	Amendment No. 1, dated June 27, 2006, to the Standard Form of Agreement (AIA Document A121) between Genitope Corporation and XL Construction Corporation, dated December 19, 2005 for the building located at 6900 Dumbarton Circle, Fremont, CA.

10.2.	Amendment No. 1, dated June 27, 2006, to the Standard form of Agreement (AIA Document A121) between Genitope Corporation and XL Construction Corporation, dated December 19, 2005 for the building located at 6800 Dumbarton Circle, Fremont, CA.